Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of TCP International Holdings Ltd. (the Company) on Form 10-Q for the period ending September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ellis Yan, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Brian Catlett
Brian Catlett
Chief Financial Officer and Treasurer
Date: November 7, 2014